TRADE AND OTHER PAYABLES (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
TRADE AND OTHER PAYABLES
Trade payables	$ 39.7	$ 47.1
Interest payable	6.1	6.9
Accruals	65.5	47.3
Current portion of reclamation and closure cost obligations (Note 18)	12.3	6.5
Current portion of gold stream obligation (Note 12)	21.6	18.3
Current portion of derivative liabilities (Note 14)	26.4	4.8
Total trade and other payables	$ 171.6	$ 130.9